POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

SOUTHLAND LIFE INSURANCE COMPANY:

As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880


Registration Statements filed under the Investment Company Act of 1940:

811-08976                         811-09106


hereby ratifying and confirming on this 26th day of March, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                                    /s/ Shaun P. Mathews

----------------------------------------------------------------------
                                    Shaun P. Mathews

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------
The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ReliaStar Life Insurance Company of New York:

As Director of ReliaStar Life Insurance Company of New York I hereby appoint
J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642   333-52358 333-85326
333-19123 333-61879 333-85618
333-47527 333-75938 333-86352
333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427 811-07935


hereby ratifying and confirming on this 5th day of May, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                                    /s/ R. Michael Conley

----------------------------------------------------------------------
                                    R. Michael Conley

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director, President and Chief Executive Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly
J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-86352
                                                                 333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


hereby ratifying and confirming on this 30th day of May, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                   Signature

                              /s/ James R. Gelder
--------------------------------------------------------------------------------
                                James R. Gelder

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-86352
                                                                 333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


hereby ratifying and confirming on this 3rd st day of June, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                  /s/ Fioravante G. Perrotta

----------------------------------------------------------------------
                             Fioravante G. Perrotta

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-86352
                                                                 333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


hereby ratifying and confirming on this 3rd day of June, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                                    /s/ Ulric Haynes, Jr.

----------------------------------------------------------------------
                                    Ulric Haynes, Jr.

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-86352
                                                                 333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


hereby ratifying and confirming on this 2nd day of June, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                                 /s/ Allan Baker

----------------------------------------------------------------------
                                   Allan Baker

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-86352
                                                                 333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


hereby ratifying and confirming on this 29 day of May 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                  /s/ Robert W. Crispin

----------------------------------------------------------------------
                                Robert W. Crispin

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director and President of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448            33-75970          33-76018            333-37448
2-52449            33-75972          33-76024            333-48774
33-02339           33-75974          33-76026            333-49176
33-34370           33-75976          33-79118            333-49593
33-42555           33-75978          33-79122            333-49495
33-60477           33-75980          33-81216            333-56297
33-61897           33-75982          33-87642            333-60016
33-62473           33-75984          33-87932            333-69574
33-64277           33-75986          33-88720            333-72079
33-75248           33-75988          33-88722            333-75062
33-75954           33-75990          33-88724            333-86276
33-75956           33-75992          33-89858            333-86278
33-75958           33-75994          33-91846            333-87305
33-75960           33-75996          333-01107           333-89953
33-75962           33-75998          333-09515           333-101761
33-75964           33-76000          333-15817           333-104456
33-75966           33-76002          333-27337           333-105479
33-75968           33-76004          333-34014


Registration Statements filed under the Investment Company Act of 1940:

811-02512          811-02513         811-04536           811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director and President of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-49581
33-62481                         33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582


GOLDEN AMERICAN LIFE INSURANCE COMPANY:

As Director President of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-28755              333-33914             333-66757            333-96597
33-34827              333-33924             333-70600            333-96599
33-59261              333-35592             333-70602            333-101481
33-23351              333-57212             333-76150            333-104539
333-28679             333-57218             333-84394            333-104546
333-28769             333-63692             333-90516            333-104547
333-30180             333-63694                                  333-104548

Registration Statements filed under the Investment Company Act of 1940:

811-05626


EQUITABLE LIFE INSURANCE COMPANY OF IOWA:

As Director and President of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:

As Director and President of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          333-47094                       333-92000
33-57244                         333-69431                       333-105319
33-65870                         333-100207
33-69892                         333-100708
333-18517                        333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341                      811-9002


RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-86352
                                                                 333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director and President of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                         333-34404                       333-90577
33-78444                         333-50278
33-88148                         333-72753
333-34402                        333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:

As Director and President of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880


Registration Statements filed under the Investment Company Act of 1940:

811-08976                         811-09106


hereby ratifying and confirming on this 4th day of June, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                                /s/ Keith Gubbay

----------------------------------------------------------------------
                                  Keith Gubbay

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933

 -------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448         33-75970           33-76018            333-37448
2-52449         33-75972           33-76024            333-48774
33-02339        33-75974           33-76026            333-49176
33-34370        33-75976           33-79118            333-49593
33-42555        33-75978           33-79122            333-49495
33-60477        33-75980           33-81216            333-56297
33-61897        33-75982           33-87642            333-60016
33-62473        33-75984           33-87932            333-69574
33-64277        33-75986           33-88720            333-72079
33-75248        33-75988           33-88722            333-75062
33-75954        33-75990           33-88724            333-86276
33-75956        33-75992           33-89858            333-86278
33-75958        33-75994           33-91846            333-87305
33-75960        33-75996           333-01107           333-89953
33-75962        33-75998           333-09515           333-101761
33-75964        33-76000           333-15817           333-104456
33-75966        33-76002           333-27337           333-105479
33-75968        33-76004           333-34014


Registration Statements filed under the Investment Company Act of 1940:

811-02512       811-02513          811-04536           811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-49581
33-62481                         33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582


GOLDEN AMERICAN LIFE INSURANCE COMPANY:

As Director of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-28755              333-33914             333-66757            333-96597
33-34827              333-33924             333-70600            333-96599
33-59261              333-35592             333-70602            333-101481
33-23351              333-57212             333-76150            333-104539
333-28679             333-57218             333-84394            333-104546
333-28769             333-63692             333-90516            333-104547
333-30180             333-63694                                  333-104548

Registration Statements filed under the Investment Company Act of 1940:

811-05626


EQUITABLE LIFE INSURANCE COMPANY OF IOWA:

As Director of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J.
Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          333-47094                       333-92000
33-57244                         333-69431                       333-105319
33-65870                         333-100207
33-69892                         333-100708
333-18517                        333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341                      811-9002


RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-86352
                                                                 333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                         333-34404                       333-90577
33-78444                         333-50278
33-88148                         333-72753
333-34402                        333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:

As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880


Registration Statements filed under the Investment Company Act of 1940:

811-08976                         811-09106


hereby ratifying and confirming on this 4th day of June, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                                /s/ Randy Lowery

----------------------------------------------------------------------
                                P. Randall Lowery

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448            33-75970         33-76018            333-37448
2-52449            33-75972         33-76024            333-48774
33-02339           33-75974         33-76026            333-49176
33-34370           33-75976         33-79118            333-49593
33-42555           33-75978         33-79122            333-49495
33-60477           33-75980         33-81216            333-56297
33-61897           33-75982         33-87642            333-60016
33-62473           33-75984         33-87932            333-69574
33-64277           33-75986         33-88720            333-72079
33-75248           33-75988         33-88722            333-75062
33-75954           33-75990         33-88724            333-86276
33-75956           33-75992         33-89858            333-86278
33-75958           33-75994         33-91846            333-87305
33-75960           33-75996         333-01107           333-89953
33-75962           33-75998         333-09515           333-101761
33-75964           33-76000         333-15817           333-104456
33-75966           33-76002         333-27337           333-105479
33-75968           33-76004         333-34014


Registration Statements filed under the Investment Company Act of 1940:

811-02512          811-02513        811-04536           811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-49581
33-62481                         33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582


GOLDEN AMERICAN LIFE INSURANCE COMPANY:

As Director of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-28755              333-33914             333-66757            333-96597
33-34827              333-33924             333-70600            333-96599
33-59261              333-35592             333-70602            333-101481
33-23351              333-57212             333-76150            333-104539
333-28679             333-57218             333-84394            333-104546
333-28769             333-63692             333-90516            333-104547
333-30180             333-63694                                  333-104548

Registration Statements filed under the Investment Company Act of 1940:

811-05626


EQUITABLE LIFE INSURANCE COMPANY OF IOWA:

As Director of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J.
Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          333-18517                       333-100708
33-57244                         333-47094                       333-100209
33-65870                         333-69431                       333-92000
33-69892                         333-100207                      333-105319

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341                      811-9002

SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                         333-34404                       333-90577
33-78444                         333-50278
33-88148                         333-72753
333-34402                        333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:

As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880


Registration Statements filed under the Investment Company Act of 1940:

811-08976                         811-09106

hereby ratifying and confirming on this 30th day of May, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                             /s/ Thomas J. McInerney

----------------------------------------------------------------------
                               Thomas J. McInerney

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Chief Accounting Officer of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448          33-75970       33-76018           333-37448
2-52449          33-75972       33-76024           333-48774
33-02339         33-75974       33-76026           333-49176
33-34370         33-75976       33-79118           333-49593
33-42555         33-75978       33-79122           333-49495
33-60477         33-75980       33-81216           333-56297
33-61897         33-75982       33-87642           333-60016
33-62473         33-75984       33-87932           333-69574
33-64277         33-75986       33-88720           333-72079
33-75248         33-75988       33-88722           333-75062
33-75954         33-75990       33-88724           333-86276
33-75956         33-75992       33-89858           333-86278
33-75958         33-75994       33-91846           333-87305
33-75960         33-75996       333-01107          333-89953
33-75962         33-75998       333-09515          333-101761
33-75964         33-76000       333-15817          333-104456
33-75966         33-76002       333-27337          333-105479
33-75968         33-76004       333-34014


Registration Statements filed under the Investment Company Act of 1940:

811-02512        811-02513      811-04536          811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:

As Chief Accounting Officer of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-49581
33-62481                         33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582


GOLDEN AMERICAN LIFE INSURANCE COMPANY:

As Chief Accounting Officer of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-28755              333-33914             333-66757            333-96597
33-34827              333-33924             333-70600            333-96599
33-59261              333-35592             333-70602            333-101481
33-23351              333-57212             333-76150            333-104539
333-28679             333-57218             333-84394            333-104546
333-28769             333-63692             333-90516            333-104547
333-30180             333-63694                                  333-104548

Registration Statements filed under the Investment Company Act of 1940:

811-05626


EQUITABLE LIFE INSURANCE COMPANY OF IOWA:

As Chief Accounting Officer of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:

As Chief Accounting Officer of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          333-47094                       333-92000
33-57244                         333-69431                       333-105319
33-65870                         333-100207
33-69892                         333-100708
333-18517                        333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341                      811-09002


RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Chief Accounting Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-86352
                                                                 333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Chief Accounting Officer of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                         333-34404                       333-90577
33-78444                         333-50278
33-88148                         333-72753
333-34402                        333-73464


Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:

As Chief Accounting Officer of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint
J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880


Registration Statements filed under the Investment Company Act of 1940:

811-08976                         811-09106


hereby ratifying and confirming on this 30th day of May, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                               /s/ Cheryl L. Price

----------------------------------------------------------------------
                                 Cheryl L. Price

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director and Chief Financial Officer of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448            33-75970           33-76018           333-37448
2-52449            33-75972           33-76024           333-48774
33-02339           33-75974           33-76026           333-49176
33-34370           33-75976           33-79118           333-49593
33-42555           33-75978           33-79122           333-49495
33-60477           33-75980           33-81216           333-56297
33-61897           33-75982           33-87642           333-60016
33-62473           33-75984           33-87932           333-69574
33-64277           33-75986           33-88720           333-72079
33-75248           33-75988           33-88722           333-75062
33-75954           33-75990           33-88724           333-86276
33-75956           33-75992           33-89858           333-86278
33-75958           33-75994           33-91846           333-87305
33-75960           33-75996           333-01107          333-89953
33-75962           33-75998           333-09515          333-101761
33-75964           33-76000           333-15817          333-104456
33-75966           33-76002           333-27337          333-105479
33-75968           33-76004           333-34014


Registration Statements filed under the Investment Company Act of 1940:

811-02512          811-02513          811-04536          811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director and Chief financial Officer of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-49581
33-62481                         33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582


GOLDEN AMERICAN LIFE INSURANCE COMPANY:

As Director and Chief Financial Officer of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and
Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-28755              333-33914             333-66757            333-96597
33-34827              333-33924             333-70600            333-96599
33-59261              333-35592             333-70602            333-101481
33-23351              333-57212             333-76150            333-104539
333-28679             333-57218             333-84394            333-104546
333-28769             333-63692             333-90516            333-104547
333-30180             333-63694                                  333-104548

Registration Statements filed under the Investment Company Act of 1940:

811-05626


EQUITABLE LIFE INSURANCE COMPANY OF IOWA:

As Director and Chief Financial Officer of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:

As Director and Chief Financial Officer of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          333-47094                       333-92000
33-57244                         333-69431                       333-105319
33-65870                         333-100207
33-69892                         333-100708
333-18517                        333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341                      811-9002


RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director and Chief Financial Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-86352
                                                                 333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director and Chief Financial Officer of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                         333-34404                       333-90577
33-78444                         333-50278
33-88148                         333-72753
333-34402                        333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:

As Director and Chief Financial Officer of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880


Registration Statements filed under the Investment Company Act of 1940:

811-08976                         811-09106


hereby ratifying and confirming on this 5th day of June 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                                 /s/ David Wheat

----------------------------------------------------------------------
                                   David Wheat

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint Megan Dunphy, J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448            33-75970           33-76018             333-37448
2-52449            33-75972           33-76024             333-48774
33-02339           33-75974           33-76026             333-49176
33-34370           33-75976           33-79118             333-49593
33-42555           33-75978           33-79122             333-49495
33-60477           33-75980           33-81216             333-56297
33-61897           33-75982           33-87642             333-60016
33-62473           33-75984           33-87932             333-69574
33-64277           33-75986           33-88720             333-72079
33-75248           33-75988           33-88722             333-75062
33-75954           33-75990           33-88724             333-86276
33-75956           33-75992           33-89858             333-86278
33-75958           33-75994           33-91846             333-87305
33-75960           33-75996           333-01107            333-89953
33-75962           33-75998           333-09515            333-101761
33-75964           33-76000           333-15817            333-104456
33-75966           33-76002           333-27337            333-105479
33-75968           33-76004           333-34014


Registration Statements filed under the Investment Company Act of 1940:

811-02512          811-02513          811-04536            811-05906
811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                         33-63657                        333-49581
33-62481                         33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582


GOLDEN AMERICAN LIFE INSURANCE COMPANY:

As Director of GOLDEN AMERICAN LIFE INSURANCE COMPANY I hereby appoint Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-28755              333-33914             333-66757            333-96597
33-34827              333-33924             333-70600            333-96599
33-59261              333-35592             333-70602            333-101481
33-23351              333-57212             333-76150            333-104539
333-28679             333-57218             333-84394            333-104546
333-28769             333-63692             333-90516            333-104547
333-30180             333-63694                                  333-104548

Registration Statements filed under the Investment Company Act of 1940:

811-05626


EQUITABLE LIFE INSURANCE COMPANY OF IOWA:

As Director of EQUITABLE LIFE INSURANCE COMPANY OF IOWA I hereby appoint Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-79170

Registration Statements filed under the Investment Company Act of 1940:

811-08524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint Megan Dunphy,
J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J.
Smith.

Registration Statements filed under the Securities Act of 1933:

2-95392                          333-47094                       333-92000
33-57244                         333-69431                       333-105319
33-65870                         333-100207
33-69892                         333-100708
333-18517                        333-100209

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341                      811-9002


RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-86352
                                                                 333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                         333-34404                       333-90577
33-78444                         333-50278
33-88148                         333-72753
333-34402                        333-73464

Registration Statements filed under the Investment Company Act of 1940:

811-08292                         811-08196

SOUTHLAND LIFE INSURANCE COMPANY:

As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880


Registration Statements filed under the Investment Company Act of 1940:

811-08976                         811-09106

hereby ratifying and confirming on this 4th day of June, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                               /s/ Mark A. Tullis

----------------------------------------------------------------------
                                 Mark A. Tullis

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-86352
                                                                 333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


hereby ratifying and confirming on this 4th day of June, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                              /s/ Charles B. Updike

----------------------------------------------------------------------
                                Charles B. Updike

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-86352
                                                                 333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-03427                         811-07935


hereby ratifying and confirming on this 4th day of June, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                                /s/ Ross M. Weale

----------------------------------------------------------------------
                                  Ross M. Weale

                                POWER OF ATTORNEY
          PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
                         OF THE SECURITIES ACT OF 1933
 -------------------------------------------------------------------------------

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-76642                          333-52358                       333-85326
333-19123                        333-61879                       333-85618
333-47527                        333-75938                       333-86352
                                                                 333-104540

Registration Statements filed under the Investment Company Act of 1940:

811-04208                         811-03341                      811-9002



SOUTHLAND LIFE INSURANCE COMPANY:

As Director of SOUTHLAND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

333-46294                        33-89574
33-97852
333-49880


Registration Statements filed under the Investment Company Act of 1940:

811-08976                         811-09106


hereby ratifying and confirming on this 30th day of May, 2003, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                    Signature

                             /s/ Stephen J. Preston

----------------------------------------------------------------------
                               Stephen J. Preston